UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): March 6, 2025
DEXCOM, INC.
(Exact Name of the Registrant as Specified in Its Charter)

Delaware	000-51222	33-0857544
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6340 Sequence Drive, San Diego, CA	92121
(Address of Principal Executive Offices)	(Zip Code)
(858) 200-0200
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
 Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.001 Par Value Per Share	DXCM	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
On March 6, 2025, the Board of Directors (the “Board”) of DexCom, Inc. (“Dexcom”) increased the size of the Board to eleven directors and appointed Renée Galá as a director effective immediately. Ms. Galá will hold office for a term expiring at the 2025 annual meeting of Dexcom’s stockholders (the “2025 Annual Meeting”).
There is no arrangement or understanding between Ms. Galá and any other persons pursuant to which Ms. Galá was selected as a director. Ms. Galá is not a party to and does not have any direct or indirect material interest in any transaction with Dexcom required to be disclosed under Item 404(a) of Regulation S-K. The Board determined that Ms. Galá qualifies as an independent director pursuant to the Securities Act of 1933, as amended, and the listing standards of the Nasdaq Stock Market, in each case as currently in effect. Ms. Galá also entered into Dexcom’s standard form of indemnity agreement for its directors and executive officers, which was filed as Exhibit 10.43 to Dexcom’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, as filed with the Securities and Exchange Commission on February 11, 2021.
In accordance with Dexcom’s non-employee director compensation program, upon her appointment Ms. Galá was granted an initial appointment equity grant of restricted stock units (“RSUs”) with a fair value of $500,000, vesting annually over the three years following the date of grant, subject to Ms. Galá’s continued service. Ms. Galá will also be eligible to receive the annual equity grant to non-employee directors on or around the 2025 Annual Meeting in the form of a grant of RSUs with a fair value of $56,986 (which amount reflects a pro-rata reduction in the base annual award amount of $325,000, calculated according to the number of days Ms. Galá will actually serve as a director between now and the 2025 Annual Meeting). The annual award vests on the earlier of the date of the first annual stockholder meeting thereafter or one year from the date of grant, subject to continued service. Vesting of outstanding equity awards held by non-employee directors is accelerated in full upon a change in control of Dexcom.

ITEM 7.01.	REGULATION FD DISCLOSURE.
On March 10, 2025, Dexcom announced the appointment of Ms. Galá to the Board in a press release furnished as Exhibit 99.1 to this report and is incorporated herein by this reference.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits.

Number	Description

99.1	Press release dated March 10, 2025
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEXCOM, INC.

By:	/s/ JEREME M. SYLVAIN Jereme M. Sylvain Executive Vice President, Chief Financial Officer

Date:	March 10, 2025